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                  NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL
                                     FUND 3

                        AMENDMENT TO DECLARATION OF TRUST

     WHEREAS, pursuant to Section 2 of Article V of the Declaration of Trust dated April 19, 2001 (the "Declaration"), of Nuveen Virginia Dividend Advantage Municipal Fund 3, a Massachusetts business trust (the "Trust"), the Trustees are permitted to fix the number of Trustees to a number not more than twelve (12) members.

     WHEREAS, the Trustees of the Trust now desire to increase the number of Trustees permitted under the Declaration from twelve (12) to fifteen (15);

     NOW THEREFORE, the Trustees of the Trust, effective March 23, 2004, pursuant to the authority vested in them by subparagraph (iii) of Section 4 of
Article XIII of the Declaration of Trust, hereby amend the Declaration as follows:

     The second sentence of Section 2 of Article V is hereby amended by substituting the number fifteen (15) for the number twelve (12).

     Except as amended hereby, the Declaration remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, being a majority of the

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                                       -2-

Trustees of the Trust, have executed this instrument as of this 15th day of March, 2004.


/s/ Timothy R. Schwertfeger               /s/ William E. Bennett
--------------------------------------    --------------------------------------
Timothy R. Schwertfeger,                  William E. Bennett,
 as Trustee                                as Trustee
333 West Wacker Drive                     333 West Wacker Drive
Chicago, Illinois 60606                   Chicago, Illinois 60606

/s/ Robert P. Bremner                     /s/ Lawrence H. Brown
--------------------------------------    --------------------------------------
Robert P. Bremner,                        Lawrence H. Brown,
 as Trustee                                as Trustee
333 West Wacker Drive                     333 West Wacker Drive
Chicago, Illinois 60606                   Chicago, Illinois 60606

/s/ Jack B. Evans                         /s/ Anne E. Impellizzeri
--------------------------------------    --------------------------------------
Jack B. Evans,                            Anne E. Impellizzeri,
 as Trustee                                as Trustee
333 West Wacker Drive                     333 West Wacker Drive
Chicago, Illinois 60606                   Chicago, Illinois 60606

/s/ William L. Kissick                    /s/ Thomas E. Leafstrand
--------------------------------------    --------------------------------------
William L. Kissick,                       Thomas E. Leafstrand,
 as Trustee                                as Trustee
333 West Wacker Drive                     333 West Wacker Drive
Chicago, Illinois 60606                   Chicago, Illinois 60606

/s/ Peter R. Sawers                       /s/ William J. Schneider
--------------------------------------    --------------------------------------
Peter R. Sawers,                          William J. Schneider,
 as Trustee                                as Trustee
333 West Wacker Drive                     333 West Wacker Drive
Chicago, Illinois 60606                   Chicago, Illinois 60606

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                                       -3-

/s/ Judith M. Stockdale                   /s/ Sheila W. Wellington
--------------------------------------    --------------------------------------
Judith M. Stockdale,                      Sheila W. Wellington,
 as Trustee                                as Trustee
333 West Wacker Drive                     333 West Wacker Drive
Chicago, Illinois 60606                   Chicago, Illinois 60606


STATE OF ILLINOlS   )
                    )    SS.
COUNTY OF COOK      )

     Then personally appeared the above-named persons who are known to me to be Trustees of the Trust whose names and signatures are affixed to the foregoing instrument and who acknowledged the same to be their free act and deed, before me this 15th day of March 2004.

"OFFICIAL SEAL"
Virginia L. Corcoran                      /s/ Virginia L. Corcoran
Notary Public, State of Illinois          --------------------------------------
My Commission Expires: 10/27/05           Notary Public